Exhibit 10.2

REVOLVING NOTE

$10,000,000.00	McLean, Virginia
Effective April 30, 2007

FOR VALUE RECEIVED, Integral Systems, Inc., a Maryland corporation (“Integral”), SAT Corporation, a California corporation (“SAT”), Newpoint Technologies, Inc., a Delaware corporation (“NTI”), Real Time Logic, Inc., a Colorado corporation (“RTL”), and Lumistar, Inc., a Maryland corporation (“Lumistar”, and together with Integral, SAT, NTI and RTL, collectively and individually, and jointly and severally, the “Borrower”), having an address at 5000 Philadelphia Way, Suite A, Lanham, Maryland 20706, jointly and severally promise to pay to the order of Bank of America, N.A. (the “Lender”), at 1101 Wootton Parkway, 4th Floor, MD9-978-04-01, Rockville, Maryland 20852 or such other address as Lender may designate, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) (the “Principal Sum”), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the “Loan Agreement” (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following terms. This Amended and Restated Revolving Note, as the same may be amended from time to time, is referred to herein as the “Note”. Subject to the terms and provisions of this Note and the Loan Agreement, amounts repaid or prepaid hereunder may be reborrowed. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

This Note amends and restates in its entirety that certain Revolving Note, dated as of August 31, 2001, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), executed by Integral and SAT and payable to the order of Lender, as amended by that certain First Amendment to Revolving Note, dated as of February 25, 2004, as further amended by that certain Second Amendment to Revolving Note, dated as of January 19, 2005, as further amended by that certain letter from Lender to Integral dated February 20, 2007, and as further amended by that certain Fourth Amendment to Revolving Note, dated as of March 30, 2007 (the “Original Note”). This Note is not a novation of the Original Note.

1. Interest. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at a fluctuating rate, determined as follows: Interest on the principal balance outstanding from time to time shall accrue at a fluctuating annual rate equal to the “LIBOR Market Index Rate” (hereinafter defined) in effect from time to time plus 150 percentage points (15%). The LIBOR Market Index Rate, for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source or interbank quotation). Absent manifest error, the Lender’s determination of the LIBOR Market Index Rate for any day shall be conclusive.

The rate of interest that shall accrue under this Note shall change immediately upon any change in the LIBOR Market Index Rate.

All interest payable under the terms of this Note shall be calculated by applying a daily interest rate, determined by multiplying the outstanding principal balance by the applicable annual interest rate and dividing the resulting product by 360, to the actual number of days principal is outstanding.

2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

a. interest shall be due and payable monthly, commencing on the last day of the first calendar month commencing after the date of this Note, and on the last day of each succeeding calendar month.

b. unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on February 28, 2010 (the “Maturity Date”). If the Loan Agreement provides for the Borrower to make additional payments on account of the Principal Sum from time to time, Borrower promise to make those payments at the time and in the manner specified in the Loan Agreement.

This Note evidences the Borrower’s joint and several promise to repay advances and readvances under the Loan Agreement. This Note will continue in full force and effect and will evidence Borrower’s obligation to repay such advances and readvances notwithstanding that the principal amount outstanding under the Loan Agreement and evidenced by this Note may be reduced to zero from time to time.

3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), unless otherwise required by law, the Lender shall be entitled to interest on the unpaid balance at a rate of five percent (5%) above Lender’s “Prime Rate” of interest, being that rate of interest announced by the Lender from time to time as being its Prime Rate, in its sole discretion.

4. Late Charges. If the Borrower fails to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

5. Application and Place of Payments. Except as otherwise provided in the Loan Agreement (hereinafter defined), all payments, made on account of this Note shall be applied first to the payment of accrued and unpaid interest then due hereunder, second to the unpaid principal balance and the remainder, if any, shall be applied to any other amounts which remain owing hereunder. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its office at

8300 Greensboro Drive, Suite 550, McLean, Virginia 22102-3604, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

6. Loan Agreement. This Note is governed by additional terms and conditions contained in that certain Amended and Restated Revolving Line of Credit Loan and Security Agreement, dated as of the date hereof, by and among the Borrower and the Lender (said Amended and Restated Revolving Line of Credit Loan and Security Agreement, as the same may be amended from time to time, is referred to herein as the “Loan Agreement”). The indebtedness evidenced by this Note is included within the meaning of the term “Debt” (as defined in the Loan Agreement). The Loan Agreement amends and restates in its entirety that certain Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of August 31, 2001, by and among Integral, SAT and Lender, as amended by that certain First Modification to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 3, 2003, as further amended by that certain Second Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 25, 2004, and as further amended by that certain Third Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of January 19, 2005.

7. Security. This Note is secured by the Collateral described in the Loan Agreement.

8. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under this Note:

a. the failure of the Borrower to pay to the Lender, when due, any amount payable by the Borrower to the Lender under the terms of this Note; or

b. the occurrence of an event of default under any of the other Loan Documents.

9. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all principal, accrued interest and other sums payable by the Borrower to the Lender under the terms of this Note shall become immediately due and payable, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers hereby jointly and severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower or any endorsers.

10. Expenses. The Borrower promises to pay to the Lender on demand by the Lender all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys’ fees and expenses, all court costs and all arbitration fees and costs.

11. Notices. Any notice, request, or demand to or upon Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

12. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

13. Partial Invalidity. If any term or provision of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and be enforceable to the fullest extent permitted by law.

14. Cross-Default. A default under any note or any other obligation of the Borrower to the Lender shall, at the option of the holder of this Note, be deemed a default under this Note, entitling the holder of this Note (i) to exercise all of its rights and remedies hereunder, including the right to accelerate payment of all sums due hereunder; and (ii) to exercise all of its rights and remedies provided in the Loan Agreement to be exercised upon the occurrence of an Event of Default (as defined in the Loan Agreement). In the event that at any time this Note and any note or any other obligation to the Lender are held by different persons, each of such persons shall have all of the rights, privileges and options provided to the holder of this Note as provided herein and/or in the Loan Agreement.

15. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

16. Governing Law. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia (excluding Virginia’s choice of law rules).

17. Consent to Jurisdiction. Provisions of the Loan Agreement concerning the Borrower’s consent to the jurisdiction of state and federal courts sitting in the Commonwealth of Virginia are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

18. Waiver of Trial by Jury. Provisions of the Loan Agreement concerning the Borrower’s and Lender’s mutual waiver of trial by jury in disputes between the Borrower and the Lender are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

19. Arbitration. Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

[signature and notary acknowledgment pages follow]

IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed and delivered under seal as of the date first written above.

INTEGRAL SYSTEMS, INC., a Maryland corporation

By:	/s/ PETER J. GAFFNEY	(SEAL)
Name:	Peter J. Gaffney
Title:	Chief Executive Officer

SAT CORPORATION, a California corporation

By:	/s/ ELAINE M. BROWN	(SEAL)
Name:	Elaine M. Brown
Title:	Vice President and Chief Financial Officer

NEWPOINT TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ ELAINE M. BROWN	(SEAL)
Name:	Elaine M. Brown
Title:	Vice President and Chief Financial Officer

REAL TIME LOGIC, INC., a Colorado corporation

By:	/s/ ELAINE M. BROWN	(SEAL)
Name:	Elaine M. Brown
Title:	Vice President and Chief Financial Officer

LUMISTAR, INC., a Maryland corporation

By:	/s/ ELAINE M. BROWN	(SEAL)
Name:	Elaine M. Brown
Title:	Vice President

STATE OF MARYLAND	)
CITY/COUNTY OF CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Peter J. Gaffney, Chief Executive Officer of Integral Systems, Inc., a Maryland corporation (“Integral”), whose name is signed to the foregoing instrument, appeared before me this 30 day of APRIL 2007, and acknowledged that the foregoing is his true act and deed in such capacity for and on behalf of Integral.

[SEAL]	/s/ TORY WALKER
Notary Public

My Commission Expires: APRIL 1, 2010

STATE OF MARYLAND	)
CITY/COUNTY OF CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Brown, Vice President and Chief Financial Officer of SAT Corporation, a California corporation (“SAT”), whose name is signed to the foregoing instrument, appeared before me this 30 day of APRIL 2007, and acknowledged that the foregoing is her true act and deed in such capacity for and on behalf of SAT.

[SEAL]	/s/ TORY WALKER
Notary Public

My Commission Expires: APRIL 1, 2010

STATE OF MARYLAND	)
CITY/COUNTY OF CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Brown, Vice President and Chief Financial Officer of Newpoint Technologies, Inc., a Delaware corporation (“NTI”), whose name is signed to the foregoing instrument, appeared before me this 30 day of APRIL 2007, and acknowledged that the foregoing is her true act and deed in such capacity for and on behalf of NTI.

[SEAL]	/s/ TORY WALKER
Notary Public

My Commission Expires: APRIL 1, 2010

STATE OF MARYLAND	)
CITY/COUNTY OF CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Brown, Vice President and Chief Financial Officer of Real Time Logic, Inc., a Colorado corporation (“RTL”), whose name is signed to the foregoing instrument, appeared before me this 30 day of APRIL 2007, and acknowledged that the foregoing is her true act and deed in such capacity for and on behalf of RTL.

[SEAL]	/s/ TORY WALKER
Notary Public

My Commission Expires: APRIL 1, 2010

STATE OF MARYLAND	)
CITY/COUNTY OF CHARLES	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Brown, Vice President of Lumistar, Inc., a Maryland corporation (“Lumistar”), whose name is signed to the foregoing instrument, appeared before me this 30 day of APRIL 2007, and acknowledged that the foregoing is her true act and deed in such capacity for and on behalf of Lumistar.

[SEAL]	/s/ TORY WALKER
Notary Public

My Commission Expires: APRIL 1, 2010